EXHIBIT 99.1




                      First Franklin Financial Corporation
                     Mortgage Loan Asset Backed Certificates
                                 Series 1997-FF3
                             Computational Materials

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                  EXPECTED          AVG.           LEGAL            EXPECTED
                  CLASS                            RATINGS          LIFE           FINAL            PAYMENT              DAY
  CLASS           SIZE        TRANCHE TYPE      S&P/FITCH/DUFF     TO CALL        PAYMENT            WINDOW             COUNT

Class A-1      $116,316,000   LIBOR Floater          AAA            2.55          11/24/27        mo. 12/97-9/05        Act/360
Class A-2      $135,014,000   LIBOR Floater          AAA            2.55          11/24/27        mo. 12/97-9/05        Act/360
Class M1        $19,506,000   LIBOR Floater          AA             5.21          11/24/27        mo.  2/01-9/05        Act/360
Class M2        $19,506,000   LIBOR Floater          A              5.17          11/24/27        mo.  1/01-9/05        Act/360
Class B          $9,754,000   LIBOR Floater          BBB            5.14          11/24/27        mo.  12/00-9/05       Act/360
Class R

Mortgage Loan Seller & Master
Servicer:                          First Franklin Financial Corporation

Servicer:                          Option One

Depositor:                         Merrill Lynch Mortgage Investors

Trustee:                           Texas Commerce Bank, N.A.

Underwriters:                      Merrill Lynch & Co. (lead), PaineWebber

Prepayment Assumption:             25% CPR

Expected Pricing Date:             Week of November 24, 1997

Expected Settlement Date:          Week of December 3, 1997

Distribution Dates:                The [25]th day of each month or, if such day
                                   is not a business day, the next succeeding
                                   business day, beginning on December [25],
                                   1997

Registration:                      Holders of the Offered Certificates may hold
                                   their interest in the Certificates through DTC, Euroclear or CEDEL.

Optional Termination:              At 10% of the Cut-Off Date Balance, the
                                   Residual Holder may purchase the Mortgage
                                   Loans (and any properties); if not exercised, the Master Servicer or Servicer may exercise such option at 5%. In the event the option is exercised, the portion of the purchase price allocable to each Class of Offered
                                   Certificates will be, to the extent of
                                   available funds, (i) 100% of the then
                                   outstanding Class Certificate Balance, plus
                                   (ii) one month's interest on the then
                                   outstanding Class Certificate Balance at the then applicable Pass-Through Rate, plus (iii) any previously accrued but unpaid interest theron, plus (iv) any related LIBOR Carryover
                                   Amount.

Pass-Through Rate (Available
Funds): The Pass-Through Rate on each class of Offered Certificates will be the lesser of:
                                   i) the LIBOR Rate (1-month LIBOR plus the applicable Pass-Through Margin) and ii) the Available Funds Pass-Through Rate (the weighted average mortgage rates minus the servicing fee, master servicing fee and trustee fee). The interest due will be net of Relief Act Shortfalls.

LIBOR Carryover Amounts:           If on any Distribution Date, the Pass-Through
                                   Rate for a Class of Offered Certificates is limited by the Available Funds Pass-Through
                                   Rate, the "LIBOR Shortfall" and the aggregate of such shortfalls from previous payment dates, the "LIBOR Carryover Amount" together with accrued interest at the Pass-Through
                                   Rate will be carried forward to the next
                                   Payment Date until paid. Payment will be made from and to the limited extent of funds available. The payment of LIBOR Carryover
                                   Amounts is not rated.

Advancing:                         The Servicer will be obligated to make
                                   Monthly Advances of delinquent principal and interest (to the extent deemed recoverable) and make Servicing Advances.

Prepayment Interest Shortfalls:    The Servicer will be obligated to pay from
                                   its own funds to cover Prepayment Interest
                                   Shortfalls (but only to the extent of its Servicing Fee).

Tax Status                         REMIC

ERISA Eligibility:                 The Class A Certificates will be ERISA
                                   eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                                   Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEA Eligibility:                 The Class A and MI Certificates will
                                   constitute "mortgage related securities" for the purposes of SMMEA so long as they are rated in at least the second highest rating category by a Rating Agency. The Class M2 and
                                   B Certificates will not constitute "mortgage related securities".

Credit Enhancement:                Class A Credit Enhancement

                                   1. Excess cash

                                   2. Subordination of Class M-1, M-2, and B certificates, totaling 16.25% of the original mortgage loan amount and overcollateralization initially 0% and building up to 2.0% of the original loan amount.

                                   Class M-1, M-2, and B Credit Enhancement

                                   1. Excess cash

                                   2. Class M-1 is enhanced by 9.75% in
                                   subordinate certificates and O/C initially 0% and building up to 2.0%;

                                   3. Class M-2 is enhanced by 3.25% in
                                   subordinate certificates and O/C initially 0% and building up to 2.0%;

                                   4. Class B is enhanced by O/C initially 0% and building up to 2.0%.

Overcollateralization:             1. Before the stepdown date,
                                   overcollateralization initially 0%, builds to
                                   2.0% of the original mortgage loan amount
                                   (subject to performance triggers);

                                   2. On and after the stepdown date building to 4.0% of the outstanding mortgage loan balance (subject to performance triggers);

                                   3. Step down overcollateralization amount subject to floors of 0.50% of the original mortgage loan amount (subject to performance triggers).

Application of Realized Losses:    If the bonds outstanding exceed the Mortgage
                                   Loans outstanding, the Class Certificate
                                   Balance of the Class of Subordinated
                                   Certificates then outstanding with the
                                   highest numerical Class designation
                                   (beginning with the Class B Certificates) will be reduced by the amount of such excess.

Collateral:                        Adjustable rate, first lien Residential
                                   Mortgage Loans

Total Collateral Amount (as
of 11/1/97):                       $300,096,194

Servicing Fees:                    Subservicer: 40 bps, Master Servicer 10 bps

Interest Accrual:                  Interest will accrue from the Distribution
                                   Date in the month immediately preceding the month in which such Distribution Date occurs through the day before such Distribution Date
                                   (or, in the case of the first Distribution
                                   Date, from the Closing Date).

Payment Delay:                     0 days

Coupon Step Up:                    If the 10% Optional Termination is not
                                   exercised, the Pass-Through Margin of the Class A Certificates will double and the Pass-Through Margin on the Class M1, M2 and B
                                   Certificates will increase by 50%.

DISTRIBUTIONS OF CASHFLOW

Interest Cashflow Priority:        1) to the Trustee, the Trustee Fee

                                   2) to Class A Certificate holders, the
                                   related Interest Distribution Amount plus the Class A Carry Forward Amount;

                                   3) to the Class M-1 Certificate holders, to the extent of the Interest Remittance Amount then remaining, the Class M1 Interest Distribution Amount;

                                   4) to the Class M-2 Certificate holders, to the extent of the Interest Remittance Amount then remaining, the Class M2 Interest Distribution Amount;

                                   5) to the Class B Certificate holders, to the extent of the Interest Remittance Amount then remaining, the Class B Interest Distribution Amount; and

                                   6) Build overcollateralization to the target level (except in the first period where the mortgage accrual will match the number of days in the first bond accrual period).

                                   7) Unpaid interest shortfalls and
                                   reimbursements of principal writedowns on mezzanine and subordinate bonds.

                                   8) To fund the aggregate amount of LIBOR
                                   Carryover Amount, among all Classes of
                                   offered certificates in proportion to the respective LIBOR Carryover Amounts for each such class in the same priority order as interest distributions.

                                   9) To the retained Certificate holders.


Principal Cashflow Priority:
                                   Collections of Principal before the Stepdown
                                   Date, or during a trigger event, will be allocated in the following priority: To the Class A Certificate holders, 100% of the Principal Distribution Amount until the Class A Certificate Balance has been reduced to zero; all principal relating to the Sub-Pool I Mortgage Loans and Sub-Pool II Mortgage Loans will be paid to the Class A-1 Certificates and Class A-2 Certificates, respectively, together with the Extra Principal Amount, which will be paid to the Class A-1 and Class A-2 Certificates in the same proportion as the Sub-Pool I and Sub-Pool II Principal Distribution Amounts.

                                   Collections of Principal on and after the stepdown date (and if no trigger event is in effect) will be allocated in the following priority (cont.): Pay Class A-1, A-2, M-1, M-2, and B pro-rata in accordance with enhancement targets equal to 2.0 times the initial enhancement for each class:

                                                       TARGETED %  Target Credit
                                                        OF POOL     Enhancement
                               Class A                   63.5%         36.5%
                               Class M-1                 13.0          23.5
                               Class M-2                 13.0          10.5
                               Class B                    6.5           4.0
                               Overcollateralization      4.0
                                                        100.0%


                                   Stepdown Date

                                   Stepdown Date is the earlier to occur of (i) the later of (x) the Distribution Date in December 2000 and (y) when credit enhancement reaches its target level and (ii) when the Class A Certificates are retired in full.

                                   Trigger Events
                                      [To be finalized with the rating agencies]


AVERAGE LIFE SENSITIVITY (TO CALL)

                                                         CPR

                                              0%          15%          20%         25%         30%         35%         40%
                         Avg.Life(yrs.)/
                         Expected final
                         (mos.)
                         CLASS
                         Class A-1          20.09/      4.42/1       3.28/1      2.55/9      2.02/       1.60/       1.25/
                                              348         60           20           4          76          64          54
                         Class A-2          20.07/      4.41/1       3.28/1      2.55/9      2.02/       1.60/       1.25/
                                              348         60           20           4          76          64          54
                         Class M-1          27.10/      8.73/1       6.49/1      5.21/9      4.57/       4.41/       4.42/
                                              348         60           20           4          76          64          54
                         Class M-2          27.10/      8.73/1       6.49/1      5.17/9      4.42/       4.03/       3.87/
                                              348         60           20           4          76          64          54
                         Class B            27.09/      8.71/1       6.48/1      5.14/9      4.34/       3.87/       3.58/
                                              348         60           20           4          76          64          54


AVERAGE LIFE SENSITIVITY (TO MATURITY)

                                                         CPR

                                                0%          15%          20%         25%          30%         35%          40%
                       --
                         Avg.Life
                          (yrs.)/
                         Expected
                          final
                         (mos.)
                         CLASS
                         Class A-1            20.13/3    4.76/3       3.56/2      2.78/2       2.21/1      1.75/1       1.35/1
                                                 59        14           59          10           73          45           23
                         Class A-2            20.11/3    4.76/3       3.56/2      2.78/2       2.21/1      1.75/1       1.35/1
                                                 59        14           59          10           73          45           23
                         Class M-1            27.19/3    9.56/2       7.17/2      5.76/1       5.03/1      4.78/1       5.07/1
                                                 58        74           16          72           41          18           00
                         Class M-2            27.18/3    9.44/2       7.06/1      5.63/1       4.80/1      4.34/1       4.14/9
                                                 57        52           96          55           27          06           0
                         Class B              27.14/3    9.00/2       6.70/1      5.32/1       4.49/1      3.99/8       3.68/7
                                                 54        06           57          24           01          4            1

                                   MORTGAGE LOAN CHARACTERISTICS

                                   The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Scheduled Principal Balances as of November 1, 1997)

                 Aggregate Current Principal Balances       $300,096,194.01
                 Average Current Principal Balances             $148,709.71
                 Range of Current Principal Balances  $22,329.60 - $675,000.00
                 Average Original Principal Balances            $148,827.29
                 Range of Original Principal Balances     Min -  $22,350.00
                                                          Max - $675,000.00
                 Mortgage Interest Rates
                 Weighted Average By Type of Index
                   Six Month LIBOR                             8.555%
                   2/28/LIBOR                                  9.253%
                   1/29/LIBOR                                  8.762%
                 Gross Margin Range
                   Six Month LIBOR                             3.375% - 6.875%
                   2/28/LIBOR                                  3.375% - 7.500%
                   1/29/LIBOR                                  3.500% - 8.000%

                 Current Weighted Average                      9.129%
                 Mortgage Interest Rate
                 Range of Current Mortgage                     6.625% - 12.750%
                 Interest Rates
                 Weighted Average Gross Margin                 5.003%
                 Range of Gross Margin                         3.375% - 8.000%
                 Weighted Average Maximum
                 Lifetime Mortgage Interest Rate               15.129%
                 Range of Maximum Lifetime                     12.625% - 18.750%
                 Mortgage Interest Rates
                 Weighted Average Lifetime                      9.129%
                 Minimum Mortgage Interest Rate
                 Range of Minimum Lifetime                     6.625% - 12.750%
                 Mortgage Interest Rates
                 Weighted Average                              78.9%
                 Loan-to-Value Ratio
                 Weighted Average Original                     360
                 Amortization Term
                 Weighted Average Remaining                    359
                 Amortization Term
                 Weighted Average Initial                      2.720%
                 Periodic Cap
                 Range of Initial Periodic Cap                 1.00%-3.00%
                 Weighted Average Periodic Cap                 1.00%
                 Weighted Average Months to                    19.66
                 Interest Roll
                 Range of Months to Interest Roll              1-25
                 Weighted Average Interest                     6
                 Roll Frequency
                 Weighted Average FICO Score                   631 *
                 Range of FICO Score                           439 - 802
                 Mortgaged Premises
                 Single-family dwellings                       76.24%
                 Planned unit development                      14.57%
                 Two-to-four family dwellings                   2.58%
                 Manufactured Homes                             0.49%
                 Condominiums                                   6.12%
                 Max Zip Code Concentration (%)                 0.79%
                 Max Zip Code Concentration (zip)               95023
                 Max Zip Code Concentration (state)             CA

                  * Excluding 19 loans which do not have an
                    available score.

                   MORTGAGE LOAN CHARACTERISTICS - SUB-POOL I

                                   The following summarizes the characteristics of the Mortgage Loans (percentages are based on the Sub-Pool I Scheduled Principal Balances as of November 1, 1997)

               Aggregate Current Principal Balances        $138,884,976.92
               Average Current Principal Balances              $134,578.47
               Range of Current Principal Balances       $75,120.00-$213,988.45
               Average Original Principal Balances             $134,673.85
               Range of Original Principal Balances      $75,120.00-$214,200.00
               Mortgage Interest Rates
                 Weighted Average By Type of Index
                   Six Month LIBOR                            8.445%
                   2/28/LIBOR                                 9.276%
                   1/29/LIBOR                                 8.814%
               Gross Margin Range
                   Six Month LIBOR                            3.375% - 6.750%
                   2/28/LIBOR                                 3.375% - 7.375%
                   1/29/LIBOR                                 3.500% - 7.125%

               Current Weighted Average Mortgage
                Interest Rate                                 9.162%
               Range of Current Mortgage Interest Rates       6.625% - 12.375%
               Weighted Average Gross Margin                  5.005%
               Range of Gross Margin                          3.375% - 7.375%
               Weighted Average Maximum Lifetime
                Mortgage Interest Rate                        15.162%
               Range of Maximum Lifetime Mortgage
                Interest Rates                                12.625%
               Weighted Average Lifetime Minimum
                Mortgage Interest Rate                         9.162%
               Range of Minimum Lifetime Mortgage
                Interest Rates                                 6.625% - 12.375%
               Weighted Average Loan-to-Value Ratio            79.6%
               Weighted Average Original
                Amortization Term                              360
               Weighted Average Remaining
                Amortization Term                              359
               Weighted Average Initial Periodic Cap           2.739%
               Range of Initial Periodic Cap                   1.0% - 3.0%
               Weighted Average Periodic Cap                   1.0%
               Weighted Average Months to Interest Roll        19.98
               Range of Months to Interest Roll                2-25
               Weighted Average Interest Roll Frequency        6
               Weighted Average FICO Score                     633
               Range of FICO Score                             502 - 802
               Mortgaged Premises
                Single-family dwellings                        100%
               Max Zip Code Concentration (%)                  0.91%
               Max Zip Code Concentration (zip)                95023
               Max Zip Code Concentration (state)              CA

                    MORTGAGE LOAN CHARACTERISTICS - SUB-POOL
II

                                   The following summarizes the characteristics of the Mortgage Loans (percentages are based on the Sub-Pool II Scheduled Principal Balances as of November 1, 1997)

               Aggregate Current Principal Balances          $161,211,217.09
               Average Current Principal Balances                $163,500.22
               Range of Current Principal Balances   $22,329.60 - $675,000.00
               Average Original Principal Balances                $163,641.03
               Range of Original Principal Balances $22,350.00 - $675,000.00 Mortgage Interest Rates
                Weighted Average By Type of Index
                 Six Month LIBOR                              8.651%
                 2/28/LIBOR                                   9.232%
                 1/29/LIBOR                                   8.725%
               Gross Margin Range
                 Six Month LIBOR                              4.000% - 6.875%
                 2/28/LIBOR                                   3.375% - 7.500%
                 1/29/LIBOR                                   3.500% - 8.000%

               Current Weighted Average Mortgage
                Interest Rate                                 9.101%
               Range of Current Mortgage Interest Rates       6.625% - 12.750%
               Weighted Average Gross Margin                  5.000%
               Range of Gross Margin                          3.375% - 8.000%
               Weighted Average Maximum Lifetime
                Mortgage Interest Rate                        15.101%
               Range of Maximum Lifetime
                Mortgage Interest Rates                       12.625% - 18.750%
               Weighted Average Lifetime Minimum
               Mortgage Interest Rate                         9.101%
               Range of Minimum Lifetime
               Mortgage Interest Rates                        6.625% - 12.750%
               Weighted Average Loan-to-Value Ratio           78.3%
               Weighted Average Original Amortization Term    360
               Weighted Average Remaining Amortization Term   359
               Weighted Average Initial Periodic Cap          2.703%
               Range of Initial Periodic Cap                  1%-3%
               Weighted Average Periodic Cap                  1.0%
               Weighted Average Months to Interest Roll       19.38
               Range of Months to Interest Roll               1-24
               Weighted Average Interest Roll Frequency       6
               Weighted Average FICO Score                    630*
               Range of FICO Score                            439 - 794
               Mortgaged Premises
                Single-family dwellings                       55.75%
                Planned unit developments                     27.13%
                Two-to-four family dwellings                  4.81%
                Manufactured Homes                            0.91%
                Condominiums                                  11.40%
               Max Zip Code Concentration (%)                 1.18%
               Max Zip Code Concentration (zip)               92688
               Max Zip Code Concentration (state)             CA

                    * Excluding 19 loans which do not have an
                                   available score.

THE MORTGAGE LOAN POOL

General: All the Mortgage Loans will be originated or acquired by the Seller generally in accordance with its mortgage loan program as described in the Prospectus Supplement. As a general matter, the Mortgage Loan Seller's underwriting standards are primarily intended to assess the ability and willingness of the borrower to repay the debt and to evaluate the adequacy of the mortgaged property as collateral for the mortgage loan. All of the Mortgage Loans were underwritten with a view toward the resale thereof in the secondary mortgage market. The Mortgage Loan Seller considers, among other things, a mortgagor's credit history, repayment ability and debt service to income ratio, as well as the value, type and use of the mortgaged property.

                                   The Mortgage Loans generally bear higher rates of interest than mortgage loans that are originated in accordance with FNMA and FHLMC standards, and may experience rates of delinquencies and foreclosures that are higher, and that may be substantially higher, than those experienced by portfolios of mortgage loans underwritten in a more traditional manner.

                                   Substantially all of the Mortgage Loans
                                   originated by the Mortgage Loan Seller are based on loan application packages submitted through mortgage brokerage companies.

Underwriting Standards:            The Mortgage Loan Seller has two underwriting
                                   programs, the Standard Program and the Direct
                                   Access Program and three documentation
                                   programs within each, the Full Documentation
                                   Program, the Limited Income Verification
                                   Program ("LIV") and the No Income
                                   Verification Program ("NIV"). The mortgage loan programs utilize various risk categories to grade the likelihood that the applicant will satisfy the repayment conditions of the loan. These risk categories establish the maximum permitted LTV and loan amount, given the occupancy status of the mortgaged property and the applicant's credit history and Debt Ratio. Under the Standard Program, the risk categories are defined by letter grade, A1, A-, B, C and D. The Direct Access
                                   Program, in contrast, makes use of Credit
                                   Bureau Risk Scores. A Credit Bureau Risk
                                   Score is a statistical ranking of likely future credit performance developed the Fair, Isaac & Company and the three national credit repositories -- Equifax, Trans Union and
                                   Experion (formerly TRW). The Credit Bureau
                                   Risk Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from the 400s to the 800s. The Credit Bureau Risk Score is used as an aid to, not a substitute for, the underwriter's judgment.

                                   The Credit Bureau Risk Score, along with LTV, is an important tool in assessing the creditworthiness of a Direct Access borrower. However, these two factors are not the only considerations in underwriting a Direct Access loan. The Mortgage Loan Seller's underwriting staff fully reviews each Direct Access loan to determine whether the Mortgage Loan Seller's guidelines for income, assets, employment and collateral are met. The Mortgage Loan Seller's guidelines under the direct Access Program generally have the following criteria for borrower eligibility for the specified Credit Bureau Risk Score range:

                                   "* 620": collections, charge-offs, or
                                   judgments not affecting title with individual balances of $1,000 or less may remain open after the funding of the loan unless the time elapsed since the collection, charge-off, or judgment exceeds three years. No liens or judgments affecting title may remain open after the funding of the loan. The maximum LTV of 90% is permitted for owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of 2-4 units and condominium properties and reduced by 5-10% on properties with rural characteristics. LTVs for non-owner occupied properties and second homes are limited to 80%. The Debt Ratio generally may not exceed 50% or, if the LTV does not exceed 80% the Debt Ratio may not exceed 60%.

                                   "600-619": collections, charge-offs, or
                                   judgments not affecting title with individual balances of $1,000 or less may remain open after the funding of the loan unless the time elapsed since the collection, charge-off, or judgment exceeds three years. No liens or judgments affecting title may remain open after the funding of the loan. A maximum LTV of 90% is permitted for a purchase, rate/term, or debt consolidation transaction and 85% for a cash-out transaction on an owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of 2-4 units and condominium properties and reduced by 5-10% on properties with rural characteristics. LTVs for non-owner occupied properties and second homes are limited to 80%. The Debt Ratio generally may not exceed 55% or, if the LTV does not exceed 75% the Debt Ratio may not exceed 60%.

                                   "570-599": collections, charge-offs, or
                                   judgments not affecting title with individual balances of $1,500 or less may remain open after the funding of the loan unless the time elapsed since the collection, charge-off, or judgment exceeds two years. No liens or judgments affecting title may remain open after the funding of the loan. A maximum LTV of 85% is permitted for a purchase, rate/term, or debt consolidation transaction and 80% for a cash-out transaction on an owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of 2-4 units and condominium properties and reduced by 5-10% on properties with rural characteristics. LTVs for non-owner occupied properties are limited to 70% and second homes are limited to 75%. Generally, Debt Ratios must be 50% or less, but this may increase to 55% and 60% at reduced LTVs. Debt Ratios greater than 55% require a predetermined minimum monthly gross income.

                                   "550-569": Collections, charge-offs, or
                                   judgments not affecting title with individual balances of $2,500 or less may remain open after the funding of the loan unless the time elapsed since the collection, charge-off, or judgment exceeds 12 months. No liens or judgments affecting title may remain open after the funding of the loan. A maximum LTV of 80% is permitted for a purchase, rate/term, or debt consolidation transaction and 75% for a cash-out transaction on an owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of 2-4 units and condominium properties and reduced by 5-10% on properties with rural characteristics. LTVs for non-owner occupied properties and second homes are limited to 65%. Debt Ratios must be 60% or less. Debt Ratios greater than 55% require a predetermined minimum monthly gross income. The Mortgage Loan Seller's guidelines under the Standard Program generally have the following categories and criteria for grading the potential likelihood that an applicant will satisfy the repayment obligations of a mortgage loan:

                                   "A1": Within the A1 risk category, the
                                   applicant must have demonstrated steady
                                   employment over the last two years. The
                                   applicant must have generally repaid
                                   installment and revolving debt according to its terms with a maximum of 25% of total credit no more than 30 days delinquent in the past 12 months. A maximum of one 30- day late payment and no 60-day late payments within the last 12 months are permitted on an existing mortgage loan for LTVs up to and including 80% (no 30 day late payments are permitted for LTVs greater than 80%). Collections, charge-offs, or judgments not affecting title with individual balances of $500 of less may remain open after the funding of the loan. No liens or judgments affecting title to the property may remain open after the funding of the loan. No bankruptcy, discharge or notice of default filings may have occurred during the preceding three years. The mortgaged property must be in at least average condition. A maximum LTV of 90% is permitted for an owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of two-to-four units and condominium properties and reduced by 5-10% on properties with rural characteristics. LTVs for non-owner occupied properties and second homes are limited to 80%. The Debt Ratio generally may not exceed 45%.

                                   "A-": Within the A- risk category, the
                                   applicant must have demonstrated steady
                                   employment over the last two years. The
                                   applicant generally must have repaid
                                   installment and revolving debt according to its terms with a maximum of 50% of total credit no more than 30 days delinquent in the last 12 months, except for isolated minor occurrences up to 60 days delinquent. A maximum of two 30-day late payments within the last 12 months are permitted on an existing mortgage loan. Collections, charge-offs, or judgments not affecting title with balances of $1,000 or less may remain open after the funding of the loan unless the time elapsed since the occurrence exceeds three years. No liens or judgments affecting title to the property may remain open. No bankruptcy discharge may have occurred during the preceding two years while no notice of default filing may have occurred during the preceding three years. The mortgage property must be in at least average condition. A maximum LTV of 90% is permitted for a purchase and 85% for a refinance mortgage loan on an owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of two-to-four units and condominium properties and reduced by 5-10% on properties with rural characteristics. LTVs for non-owner occupied properties generally are limited to 80% purchase, 75% refinance, and second homes are limited to 80% purchase or refinance. Generally, the Debt Ratio may not exceed 47%, however, this may be allowed to increase to 55% based on reduced LTVs. Debt Ratios greater than 50% require a predetermined minimum monthly gross income.

                                   "B": Within the B risk category, the
                                   applicant must have demonstrated steady
                                   employment over the last two years. The
                                   applicant must have generally repaid
                                   installment and revolving debt according to its terms with a maximum of one 90-day late payment permitted on any account in the last 12 months. A maximum of four 30- day late payments and no 60-day late payments, or three 30-day late payments and one 60-day late payment within the last 12 months are permitted on an existing mortgage loan. No bankruptcy, discharge or notice of default filings may have occurred during the preceding two years. For LTVs of 75% and less, the bankruptcy may have been discharged at least 12 months (instead of 24 months). Collections, charge-offs, or judgments not affecting title with balances of $1,500 or less may remain open after the funding of the loan unless the time elapsed since the occurrence exceeds two years. No liens or judgments affecting title to the property may remain open after the funding of the loan. The mortgaged property must be in at least average condition. A maximum LTV of 80% is permitted for an owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of two-to-four units and condominium properties and reduced by 5-10% on properties with rural characteristics. LTVs for non-owner occupied properties generally are limited to 70% and second homes are limited to 75%. Generally, the Debt Ratio must be 50% or less, but this may increase to 60% at reduced LTVs. Debt Ratios greater than 50% require a predetermined minimum monthly gross income.

                                   "C": Within the C risk category, the
                                   applicant must have demonstrated steady
                                   employment over the last 12 months. The
                                   applicant may have experienced significant credit problems in the past. Consumer credit derogatory items may not exceed one 120-day delinquent on any account in the last 12 months. A maximum of six 30-day, two 60-day, and one 90-day late payments within the last 12 months are permitted on an existing mortgage loan. An existing mortgage loan is not required to be current at the time the application is submitted, however, an existing mortgage loan can be no more than 90 days delinquent at the time of loan closing. No notice of foreclosure filing may have occurred during the preceding 12 months. For LTVs of greater than 70%, no bankruptcy filing or discharge may have occurred during the preceding 12 months. For LTVs of 70% or less, any Chapter 7 bankruptcy must have been discharged prior to loan closing; however, a Chapter 13 may be paid at closing provided a mortgage pay history reflects no more than two 30-day late payments since the bankruptcy filing and the payments to the bankruptcy trustee have been made timely. Collections, charge-offs, or judgments not affecting title with balances of $2,500 or less may remain open after the funding of the loan unless the time elapsed since the occurrence exceeds two years. No liens or judgments affecting title to the property may remain open after the funding of the loan. The mortgaged property must be in at least average condition. A maximum LTV of 80% is permitted for an owner occupied single family property, while 65% LTV is permitted for non-owner occupied properties or second homes. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of two-to-four units and reduced by 5-10% on properties with rural characteristics. LTVs for condominium units generally are restricted to 70% LTV. Generally, the Debt Ratio must be 55% or less, but this may increase to 60% at reduced LTVs. Debt Ratios greater than 50% require a predetermined minimum monthly gross income.

                                   "D": Within the D risk category, the
                                   applicant may have experienced significant credit problems in the past. An existing mortgage loan is not required to be current at the time the application is submitted, however, an existing mortgage loan can be no more than 120 days delinquent at the time of loan closing. Notice of foreclosure filings must be consummated prior to loan closing. An open Notice of Default (NOD) may be paid through loan proceeds on an owner occupied primary residence only to a maximum 65% LTV. Any Chapter 7 bankruptcy must have been discharged prior to loan closing; however, a Chapter 13 bankruptcy may be paid at closing provided a mortgage pay history reflects no more than four 30-day late payments since the bankruptcy filing and the payments to the bankruptcy trustee have been made timely. Collections, charge-offs, or judgments not affecting title may remain open after the funding of the loan. All liens and judgments affecting title to the property must be paid in full at closing. The mortgaged property must be in at least average condition. A maximum LTV of 70% is permitted for an owner occupied single family property only. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of two-to-four units and condominium properties. Generally, the Debt Ratio may not exceed 60%. Debt Ratios greater than 50% require a predetermined minimum monthly gross income.

                                   For all of the above, collections,
                                   charge-offs, judgments and liens not
                                   affecting title may remain open for LTVs *
                                   75%.


Prospectus:                        The Certificates are being offered pursuant
                                   to a Prospectus which includes a Prospectus
                                   Supplement (together, the "Prospectus").
                                   Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extend that the foregoing is inconsistent with the
                                   Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PRINCIPAL BALANCES AT ORIGINATION

                                                                        % OF
                                                      AGGREGATE       AGGREGATE
                                          NUMBER       ORIGINAL       ORIGINAL
RANGE OF ORIGINATION DATE PRINCIPAL      OF LOANS     PRINCIPAL       PRINCIPAL
BALANCES
$     0.01-  25,000.00                      4          $ 95,750          0.03
 25,000.01-  50,000.00                     68         2,845,140          0.95
 50,000.01-  75,000.00                    223        14,401,525          4.80
 75,000.01- 100,000.00                    312        27,521,828          9.16
100,000.01- 125,000.00                    308        34,742,114         11.57
125,000.01- 150,000.00                    317        43,308,486         14.42
150,000.01- 175,000.00                    207        33,535,354         11.17
175,000.01- 200,000.00                    189        35,452,763         11.80
200,000.01- 225,000.00                    112        23,690,832          7.89
225,000.01- 250,000.00                     71        16,917,411          5.63
250,000.01- 275,000.00                     53        13,917,374          4.63
275,000.01- 300,000.00                     45        12,978,075          4.32
300,000.01- 325,000.00                     30         9,359,968          3.12
325,000.01- 350,000.00                     26         8,827,900          2.94
350,000.01- 375,000.00                     17         6,150,900          2.05
375,000.01- 400,000.00                     10         3,893,250          1.30
400,000.01- 425,000.00                      5         2,071,000          0.69
425,000.01- 450,000.00                      3         1,320,000          0.44
450,000.01- 500,000.00                     10         4,730,250          1.57
500,000.01- 550,000.00                      4         2,096,750          0.70
550,000.01- 600,000.00                      2         1,156,800          0.39
600,000.01- 650,000.00                      1           645,000          0.21
650,000.01- 700,000.00                      1           675,000          0.22
                                        -----     -------------       --------
Total                                   2,018      $300,333,470        100.00%

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
RANGE OF CUT-OFF DATE PRINICPAL     OF LOANS   CUT-OFF DATE    THE CUT-OFF DATE
BALANCES
$0.01     -  25,000.00                4            $ 95,672          0.03
 25,000.01-  50,000.00               68           2,842,876          0.95
 50,000.01-  75,000.00              223          14,389,556          4.79
 75,000.01- 100,000.00              312          27,503,008          9.16
100,000.01- 125,000.00              309          34,839,119          11.61
125,000.01- 150,000.00              316          43,146,673          14.38
150,000.01- 175,000.00              207          33,508,172          11.17
175,000.01- 200,000.00              189          35,432,478          11.81
200,000.01- 225,000.00              112          23,675,116          7.89
225,000.01- 250,000.00               71          16,905,959          5.63
250,000.01- 275,000.00               53          13,908,842          4.63
275,000.01- 300,000.00               45          12,952,027          4.32
300,000.01- 325,000.00               30           9,353,320          3.12
325,000.01- 350,000.00               26           8,821,945          2.94
350,000.01- 375,000.00               17           6,147,175          2.05
375,000.01- 400,000.00               10           3,890,496           1.3
400,000.01- 425,000.00                5           2,069,555          0.69
425,000.01- 450,000.00                3           1,317,846          0.44
450,000.01- 500,000.00               10           4,725,745          1.57
500,000.01+                           8           4,570,614          1.52
                                  -----        ------------        ------
Total                             2,018        $300,096,194        100.00%

                                 PROPERTY TYPES

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
PROPERTY TYPE                      OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

Single Family                       1,562      $228,771,339         76.24
Planned Unit Development              252        43,737,393         14.57
Deminimus PUD                           0                 0             0
Condo                                 141        18,376,779          6.12
Two- to Four-Family                    47         7,747,013          2.58
Manufactured Housing                   16         1,463,670          0.49

Total                               2,018      $300,096,194        100.00%

                                                    OCCUPANCY STATUS

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
OCCUPANCY                          OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

Non Owner-Occupied                  115        $ 11,067,183           3.69
Owner-Occupied                    1,903         289,029,011          96.31
                                  -----        ------------         --------
Total                             2,018        $300,096,194         100.00%

                      MORTGAGE RATES AS OF THE CUT-OFF DATE

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
RANGE OF MORTGAG RATES             OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

 6.500- 6.999                           5         $ 1,328,906        0.44
 7.000- 7.499                           7           1,310,275        0.44
 7.500- 7.999                          91          16,169,979        5.39
 8.000- 8.499                         296          47,204,353       15.73
 8.500- 8.999                         512          78,715,586       26.23
 9.000- 9.499                         358          51,654,295       17.21
 9.500- 9.999                         411          61,540,350       20.51
10.000-10.499                         162          21,596,416        7.20
10.500-10.999                         106          12,574,267        4.19
11.000-11.499                          38           4,753,517        1.58
11.500-11.999                          19           2,161,558        0.72
12.000-12.499                           8             777,663        0.26
12.500-12.999                           5             309,029        0.10
                                    -----        -------------     -------
Total                               2,018        $300,096,194      100.00%

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
RANGE OF ORIGINAL LOAN-TO-VALUE    OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE
RATIOS

10.01-20.00                            1          $ 74,955           0.02
20.01-30.00                            7           389,780           0.13
30.01-40.00                            9           477,955           0.16
40.01-50.00                           28         2,543,629           0.85
50.01-60.00                           81         9,447,003           3.15
60.01-70.00                          237        31,296,638          10.43
70.01-80.00                        1,159       173,585,353          57.84
80.01-90.00                          496        82,280,881          27.42
                                  ------      ------------          ------
Total                              2,018      $300,096,194          100.00%

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
STATE                              OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

Alabama                                 5           $ 549,346          0.18
Arizona                                92           9,961,491          3.32
California                          1,068         184,642,658         61.52
Colorado                               85          10,722,658          3.57
Florida                                 3             205,821          0.07
Georgia                                 1              78,237          0.03
Idaho                                   9             980,883          0.33
Illinois                               11           2,062,793          0.69
Indiana                                 6             420,881          0.14
Michigan                               23           2,329,602          0.78
Minnesota                               1             109,600          0.04
Montana                                 1              63,977          0.02
New Mexico                             40           4,989,721          1.66
Nevada                                 43           4,820,144          1.61
Ohio                                    6             654,026          0.22
Oregon                                232          28,005,651          9.33
Utah                                  179          22,580,134          7.52
Washington                            200          25,665,968          8.55
Wisconsin                              13           1,252,603          0.42
                                    -----        ------------        -------
Total                               2,018        $300,096,194        100.00%

                      PURPOSE OF THE MORTGAGE LOAN PROGRAMS

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
LOAN PURPOSE                       OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

Cashout                              534       $ 71,376,686         23.79
Purchase                           1,185        182,585,821         60.84
Refinance                            299         46,133,687         15.37
                                   -----       ------------        ------
Total                              2,018       $300,096,194        100.00%

                             MORTGAGE LOAN PROGRAMS


                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
DOCUMENTATION                      OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

Full Documentation Program         1,690        $251,724,435         83.88
Limited Income Verification           66          10,219,613          3.41
No Income Verification               262          38,152,146         12.71
                                     ---         ----------         ------
Total                              2,018        $300,096,194        100.00%

                          MORTGAGE LOAN RISK CATEGORIES

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
RISK CATEGORIES                    OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

Direct Access                      1,299        $196,093,393          65.34
A1                                   200          33,988,418          11.33
A-                                   231          36,186,329          12.06
B                                    143          18,517,167          6.17
C                                    106          11,293,339          3.76
D                                     39           4,017,548          1.34
                                     --           ----------         -------
Total                              2,018        $300,096,194         100.00%

                CREDIT BUREAU RISK SCORE FOR DIRECT ACCESS LOANS

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
CREDIT BUREAU RISK SCORE           OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

541 -    560                          11         $ 1,622,225         0.83
561 -    580                          57           7,600,180         3.88
581 -    600                          86          11,892,314         6.06
601 -    620                         192          28,721,943        14.65
621 -    640                         231          36,875,113        18.8
641 -    660                         246          38,385,480        19.58
661 -    680                         181          28,675,067        14.62
681 -    700                          98          14,214,905         7.25
701 -    720                          74          10,288,722         5.25
721 -    740                          53           7,555,909         3.85
741 -    760                          45           6,785,333         3.46
761 -    780                          14           2,170,138         1.11
781 -    800                           9           1,122,331         0.57
801 -    820                           2             183,733         0.09
                                       -            --------         ----
Total                               1,299       $196,093,393       100.00%

                             MAXIMUM MORTGAGE RATES

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
MAXIMUM MORTGAGE RATE              OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

 12.500-12.999                         5         $ 1,328,906          0.44
 13.000-13.499                         7           1,310,275          0.44
 13.500-13.999                        91          16,169,979          5.39
14.000- 14.499                       296          47,204,353         15.73
14.500- 14.999                       512          78,715,586         26.23
15.000- 15.499                       358          51,654,295         17.21
 15.500-15.999                       411          61,540,350         20.51
16.000- 16.499                       162          21,596,416          7.20
 16.500-16.999                       106          12,574,267          4.19
 17.000-17.499                        38           4,753,517          1.58
17.500- 17.999                        19           2,161,558          0.72
 18.000-18.499                         8             777,663          0.26
18.500- 18.999                         5             309,029          0.1
                                       -            --------
Total                              2,018        $300,096,194        100.00%

                             MINIMUM MORTGAGE RATES

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
MINIMUM MORTGAGE RATES             OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

 6.500-6.999                            5        $ 1,328,906        0.44
 7.000-7.499                            7          1,310,275        0.44
 7.500-7.999                           91         16,169,979        5.39
 8.000-8.499                          296         47,204,353       15.73
 8.500-8.999                          512         78,715,586       26.23
 9.000-9.499                          358         51,654,295       17.21
 9.500-9.999                          411         61,540,350       20.51
10.000-10.499                         162         21,596,416        7.20
10.500-10.999                         106         12,574,267        4.19
11.000-11.499                          38          4,753,517        1.58
11.500-11.999                          19          2,161,558        0.72
12.000-12.499                           8            777,663        0.26
12.500-12.999                           5            309,029        0.10
                                        -          --------       ------
Total                               2,018       $300,096,194      100.00%

                                  GROSS MARGIN


                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
GROSS MARGIN                       OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE

3.250-3.499                             4        $1,065,422          0.36
3.500-3.749                            15         2,727,305          0.91
3.750-3.999                            57         8,624,809          2.87
4.000-4.249                           217        34,298,341          11.43
4.250-4.499                           181        26,349,996          8.78
4.500-4.749                           239        35,754,561          11.91
4.750-4.999                           226        36,359,525          12.12
5.000-5.249                           256        41,133,466          13.71
5.250-5.499                           228        32,297,293          10.76
5.500-5.749                           206        30,803,400          10.26
5.750-5.999                           143        18,988,344          6.33
6.000-6.249                            87        11,385,242          3.79
6.250-6.499                            72         9,507,371          3.17
6.500-6.749                            44         5,673,332          1.89
6.750-6.999                            22         3,208,998          1.07
7.000-7.249                            11         1,176,457          0.39
7.250-7.499                             7           563,747          0.19
7.500-7.749                             2           125,000          0.04
8.000-8.249                             1            53,585          0.02
                                        -           -------          ----
Total                               2,018      $300,096,194        100.00%

                  NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS

                                               AGGREGATE      % OF AGGREGATE
                                                PRINCIPAL       PRINCIPAL
                                                  BALANCE        BALANCE
                                               OUTSTANDING AS  OUTSTANDING AS
                                    NUMBER       OF THE               OF
MONTH OF NEXT ADJUSTMENT DATE      OF LOANS    CUT-OFF DATE   THE CUT-OFF DATE


12/1/97                                1           $ 483,771         0.16
 1/1/98                                4             370,100         0.12
 2/1/98                                5           1,134,060         0.38
 3/1/98                               22           2,965,479         0.99
 4/1/98                               21           2,776,893         0.93
 5/1/98                               34           5,540,418         1.85
 6/1/98                                7           1,287,065         0.43
 7/1/98                                7           1,576,100         0.53
 8/1/98                               17           3,068,048         1.02
 9/1/98                               94          15,701,392         5.23
10/1/98                               95          15,932,976         5.31
11/1/98                              104          19,033,457         6.34
 1/1/99                                1             159,205         0.05
 3/1/99                                1             101,724         0.03
 4/1/99                                1              83,760         0.03
 5/1/99                                4             728,095         0.24
 6/1/99                               34           4,400,489         1.47
 7/1/99                               40           5,415,154         1.80
 8/1/99                               94          12,077,792         4.02
 9/1/99                              505          72,100,396        24.03
10/1/99                              463          68,536,796        22.84
11/1/99                              463          66,474,274        22.15
12/1/99                                1             148,750         0.05
                                       -            --------         ----
Total                                 2,018      $300,096,194      100.00%

                                     COMPUTATIONAL
                                       MATERIALS